UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
August 21, 2007
Date of Report: (Date of earliest event reported)
CA, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CA Plaza, Islandia, New York		11749

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (631) 342-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1: 2007 Incentive Plan
EX-10.2: Form of Award Agreement - Restricted Stock Units
EX-10.3: Form of Award Agreement - Restricted Stock Awards
EX-10.4: Form of Award Agreement - Nonqualified Stock Options
EX-10.5: Form of Award Agreement - Incentive Stock Options

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On August 22, 2007, at the Annual Meeting of Stockholders of CA, Inc. (the “Company”), stockholders approved the 2007 Incentive Plan (the “2007 Plan”). The 2007 Plan was adopted by the Board of Directors on June 12, 2007, subject to the appropriate approval by a vote at the Company’s 2007 Annual Meeting of Stockholders of the holders of at least a majority of the Company’s shares, present in person or by proxy and entitled to vote at such meeting. The Plan is intended to enable the Company to achieve superior financial performance by providing incentives and rewards to certain employees and consultants who are in a position to contribute to the Company’s success and long-term objectives. As more fully described in the Company’s Definitive Proxy Statement filed July 13, 2007 (the “Proxy Statement”) (such description being incorporated herein by reference), the 2007 Plan is also intended to aid in the recruitment and retention of employees and to provide employees and consultants an opportunity to acquire or expand equity interests in the Company, thus aligning the interest of such employees and consultants with those of stockholders.
     The foregoing description of the 2007 Plan does not purport to be complete and is qualified in its entirety by reference to such plan (including any schedules and exhibits hereto), a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
     As previously reported, on November 22, 2004, the Compensation and Human Resource Committee (the “Committee”) of the Board of Directors of the Company granted restricted share units to Mr. Swainson under which he will be entitled to receive common shares upon any future termination of his employment. On August 21, 2007, the Committee approved a $45,000 cash payment to Mr. Swainson in light of certain taxes that are payable by him in respect of this grant even though he will not receive any of the shares until a future date.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
Exhibit 10.1 CA, Inc. 2007 Incentive Plan
Exhibit 10.2 Form of Award Agreement – Restricted Stock Units
Exhibit 10.3 Form of Award Agreement – Restricted Stock Awards
Exhibit 10.4 Form of Award Agreement – Nonqualified Stock Options
Exhibit 10.5 Form of Award Agreement – Incentive Stock Options

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, Inc.
Dated: August 27, 2007	By:	/s/ Kenneth V. Handal
Kenneth V. Handal
Executive Vice President, Global Risk & Compliance, and Corporate Secretary